Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.managersinvest.com/prospectus_annual_reports. You can also get this information at no cost by calling 800/835-3879 or by sending an e-mail request to shareholderservices@managersinvest.com. The current prospectus and statement of additional information, dated September 27, 2010, as supplemented August 10, 2011, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Managers Cadence Emerging Companies Fund’s (the “Fund” or “Emerging Companies Fund”) investment objective is to seek long-term growth of capital.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Administrative Class
Management Fee	1.25%	1.25%
Distribution and Service (12b-1) Fees	None	None
Other Expenses[1]	0.41%	0.66%
Total Annual Fund Operating Expenses	1.66%	1.91%
Fee Waiver and Expense Reimbursements[2]	(0.24)%	(0.24)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements	1.42%	1.67%

1 “Other Expenses” have been adjusted as necessary from amounts incurred during the Predecessor Fund’s (as defined on the next page) most recent fiscal year to reflect current fees and expenses.

2Managers Investment Group LLC (“Managers” or the “Investment Manager”) has contractually agreed, through at least November 1, 2012, to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest, shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.42% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated by mutual agreement between the Investment Manager and the Fund’s Board of Trustees.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through November 1, 2012. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$145	$471	$852	$1,920
Administrative Class	$170	$548	$982	$2,189

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the predecessor to the Fund, the Allianz CCM Emerging Companies Fund, a series of Allianz Funds (the “Predecessor Fund”), had a portfolio turnover rate of 129% of the average value of its portfolio. The Predecessor Fund has historically experienced high portfolio turnover.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets in “emerging companies”. Cadence Capital Management LLC (“Cadence” or the “Subadvisor”) employs a “growth-at-a-reasonable-price” (GARP) investment philosophy, allowing the team to invest in companies that exhibit both growth and value characteristics. The Subadvisor seeks to find small-cap, emerging companies that have improving fundamentals (based on growth criteria) and whose stock the Subadvisor believes to be reasonably valued by the market (based on value criteria). Cadence defines “emerging companies” as companies it believes have improving fundamentals; are developing new products or technologies, entering new markets or growing market share within existing markets; and whose stock is reasonably valued by the market. Although emerging companies may potentially be found in any market capitalization, Cadence will invest at least 80% of its net assets, under normal circumstances, in U.S. companies with market

SUM043-0811

MANAGERS CADENCE EMERGING COMPANIES FUND SUMMARY PROSPECTUS

capitalizations within the range of the Russell MicroCap Index and the Russell 2000 Index. As of May 31, 2010, the latest reconstitution of the indices, the lowest market capitalization in the Russell MicroCap Index was $30 million and the highest market capitalization in the Russell 2000 Index was $2.274 billion. The team ranks the stocks in this universe based on a series of growth criteria, such as the change in consensus earnings estimates over time, the company’s history in meeting earnings targets, earnings quality, and improvements in return on equity, and a series of value criteria, such as price-to-earnings ratios and free cash flow relative to enterprise value.

The team then subjects the most attractively ranked stocks in the universe to an analysis of company factors, such as strength of management, competitive industry position and business prospects, and financial statement data, such as earnings, cash flows and profitability. The Fund may invest a portion of its assets in real estate investment trusts (REITs). Generally, the Fund will hold between approximately 75-120 securities.

PRINCIPAL RISKS

There is the risk that you may lose money on your investment. All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Below are some of the risks of investing in the Fund.

Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

Liquidity Risk—particular investments, such as illiquid securities, may not be able to be sold at the price the Fund would like or the Fund may have to sell them at a loss.

Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

Real Estate Industry Risk—investments in the Fund may be subject to many of the same risks as a direct investment in real estate; in addition, equity REITs may be affected by changes in the value of their underlying properties.

Sector Risk—companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Small- and Micro-Capitalization Stock Risk—the stocks of small- and micro-capitalization companies and emerging companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

PERFORMANCE

The performance information shown in the bar chart for the Fund’s Institutional Class shares is that of the Predecessor Fund, which was reorganized into the Fund on or about September 24, 2010, and was managed by Cadence with the same investment objective and substantially similar investment strategies as those of the Fund.

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index, the Russell Micro-Cap® Growth Index. The Fund also compares its performance to a secondary benchmark, the Russell 2000® Growth Index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain performance information for the Fund please visit www.managersinvest. com or call 1.800.835.3879.

Calendar Year Total Returns as of 12/31/09 (Institutional Class)

Best Quarter: 26.11% (4th Quarter 2001)

Worst Quarter: -24.75% (4th Quarter 2008)

2	Managers Investment Group

MANAGERS CADENCE EMERGING COMPANIES FUND SUMMARY PROSPECTUS

Average Annual Total Returns as of 12/31/09

Managers Cadence Emerging Companies Fund	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	29.02%	-2.89%	5.07%
Institutional Class Return After Taxes on Distributions	29.02%	-3.90%	3.36%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	18.87%	-2.36%	3.99%
Administrative Class Return Before Taxes	28.64%	-3.15%	4.81%
Russell MicroCap® Growth Index (reflects no deduction for fees, expenses, or taxes)	39.18%	-3.15%	—
Russell 2000® Growth index (reflects no deduction for fees, expenses, or taxes)	34.47%	0.87%	-1.37%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.

PORTFOLIO MANAGEMENT

Investment Manager

Managers Investment Group LLC

Subadvisor

Cadence Capital Management LLC (“Cadence”)

Portfolio Managers

William B. Bannick

Managing Director, Chief Investment Officer and Executive Vice

President of Cadence; Portfolio Manager of the Fund and the Predecessor Fund since 1993.

Robert L. Fitzpatrick

Managing Director of Cadence;

Portfolio Manager of the Fund and the Predecessor Fund since 2004.

Michael J. Skilllman

Managing Director and Chief Executive Officer of Cadence;

Portfolio Manager of the Fund and the Predecessor Fund since 2006.

Robert E. Ginsberg

Portfolio Manager of Cadence;

Portfolio Manager of the Fund since 08/11.

BUYING AND SELLING FUND SHARES

Initial Investment Minimum

Institutional Class and Administrative Class

Regular Account: $2,500,000

Individual Retirement Account: $50,000

Additional Investment Minimum—All Accounts

Institutional Class and Administrative Class: $1,000

To Place Orders

Mail:

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9769

Providence, RI 02940-9769

Phone: 1.800.548.4539

TRANSACTION POLICIES

You may sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be sold or exchanged by mail, by phone, online at www.managersinvest.com, or by bank wire (if bank wire instructions are on file for your account).

TAX INFORMATION

The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Special rules apply to investments through such tax-advantaged plans. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in the Fund) from the plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Managers Investment Group	3